UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                          Date of Report: May 16, 2005

                       (Date of earliest event reported):


                              INNODATA ISOGEN, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                    0-22196               13-3475943
(State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
     of incorporation)                                    Identification No.)


       Three University Plaza                              07601
         Hackensack, NJ 07601                             (Zip Code)
(Address of principal executive offices)


                          (201) 488-1200 (Registrant's
                     telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM  1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

      On May 16, 2005 the Company and each of Jack Abuhoff (CEO, President and Chairman of the Board of Directors), Stephen Agress (Vice President - Finance and Chief Accounting Officer), and Todd Solomon (Vice Chairman of the Board of Directors), agreed to change the initial exercise price and initial expiration date of certain of the options owned by these respective individuals to the new exercise price of $2.59 and to the new expiration dates set forth below. All of these options are fully vested.

      The agreement with Jack Abuhoff relates to

      (1) an option under the Company's 1998 Stock Option Plan to purchase 220,000 shares with an initial exercise price of $1.56 per share and an initial expiration date of May 31, 2005, and provides for a new exercise price of $2.59 per share and that the option will expire as to 44,000 shares on May 31 of each of the five years commencing 2009 and ending 2013; and to

      (2) an option under the Company's 1998 Stock Option Plan to purchase 770,000 shares with an initial exercise price of $2.25 per share and an initial expiration date of October 8, 2005, and provides for a new exercise price of $2.59 per share and that the option will expire as to 154,000 shares on September 30 of each of the four years commencing 2009 and ending 2012, and as to 154,000 shares on March 31, 2014.

            The agreement with Stephen Agress relates to an option under the Company's 1996 Stock Option Plan to purchase 100,000 shares with an initial exercise price of $1.56 per share and an initial expiration date of May 31, 2005, and provides for a new exercise price of $2.59 per share and that the option will expire as to 20,000 shares on May 31 of each of the five years commencing 2009 and ending 2013. In addition, the Company and Amy Agress (Vice President and General Counsel) agreed to change the initial exercise price and initial expiration date of 24,000 options owned by Amy Agress. Amy Agress is the wife of Stephen Agress. Stephen Agress disclaims beneficial ownership of options owned by his wife.

            The agreement with Todd Solomon relates to an option under the Company's 1998 Stock Option Plan to purchase 176,000 shares with an initial exercise price of $1.56 per share and an initial expiration date of May 31, 2005, and provides for a new exercise price of $2.59 per share and that the option will expire as to 35,000 shares on May 31 of each of the four years commencing 2009 and ending 2012 and as to 36,000 shares on May 31, 2013.

      Each of Jack Abuhoff, Stephen Agress and Todd Solomon agreed not to sell, pledge or otherwise dispose of any of the shares of common stock received upon exercise of his respective option(s) referred to above until the earlier to occur of (i) May 16, 2007; (ii) the first day on which the closing market price for the Company's stock is at least $5.00 per share for ten consecutive trading days; or (iii) the termination of his employment or directorship (as applicable) with the Company either (A) by the Company, for reasons other than "for cause"; or (B) by the option holder, upon mutual agreement between the option holder and the Company.

      Mr. Abuhoff further agreed to pay to the Company any pre-tax net profit earned from the sale of the shares of common stock received upon exercise of his options set forth above if he directly or indirectly competes with the Company or solicits Company customers or clients during the period from May 16, 2005 until the first anniversary of the termination of his employment for any reason.

      The foregoing summary is qualified by reference to the forms of the new exercise price and expiration date agreements that are filed as exhibits herewith.


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


ITEM  9.01. Financial Statements and Exhibits


(c) Exhibits

--------------------------------------------------------------------------------
10.1. 1996 Stock Option Plan                    Incorporated herein by reference
                                                from Exhibit A to Definitive
                                                Proxy dated November 7, 1996
--------------------------------------------------------------------------------
10.2. 1998 Stock Option Plan                    Incorporated herein by reference
                                                from Exhibit A to Definitive
                                                Proxy dated November 5, 1998
--------------------------------------------------------------------------------
10.3. Form of 1996 Stock Option Agreement       Filed herewith
--------------------------------------------------------------------------------
10.4. Form of 1998 Stock Option Agreement       Filed herewith
--------------------------------------------------------------------------------
10.5. Form of new exercise price and            Filed herewith
      expiration date agreement for each
      of Stephen Agress and Todd Solomon
--------------------------------------------------------------------------------
10.6. Form of new exercise price and            Filed herewith
      expiration date agreement for
      Jack Abuhoff
--------------------------------------------------------------------------------


                                   SIGNATURES
                                   ----------

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                INNODATA ISOGEN, INC.



Date:  May 20, 2005                        By:  /s/ Stephen Agress
                                                --------------------------------
                                                    Stephen Agress
                                                    Vice President, Finance


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


                                INDEX TO EXHIBITS

--------------------------------------------------------------------------------
10.1. 1996 Stock Option Plan                    Incorporated herein by reference
                                                from Exhibit A to Definitive
                                                Proxy dated November 7, 1996
--------------------------------------------------------------------------------
10.2. 1998 Stock Option Plan                    Incorporated herein by reference
                                                from Exhibit A to Definitive
                                                Proxy dated November 5, 1998
--------------------------------------------------------------------------------
10.3. Form of 1996 Stock Option Agreement       Filed herewith
--------------------------------------------------------------------------------
10.4. Form of 1998 Stock Option Agreement       Filed herewith
--------------------------------------------------------------------------------
10.5. Form of new exercise price and            Filed herewith
      expiration date agreement for each
      of Stephen Agress and Todd Solomon
--------------------------------------------------------------------------------
10.6. Form of new exercise price and            Filed herewith
      expiration date agreement for
      Jack Abuhoff
--------------------------------------------------------------------------------


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